Exhibit 10.77
AMENDMENT NO. 1 TO
AMENDED AND RESTATED CREDIT AGREEMENT (LICENSING)
THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (LICENSING) (this “Amendment”) is entered into as of March 26, 2010 (the “Amendment Effective Date”), by and among FRANKLIN CREDIT MANAGEMENT CORPORATION, a Delaware Corporation, and FRANKLIN CREDIT HOLDING CORPORATION, a Delaware corporation (each, a “Borrower” and collectively “Borrowers”), THE FINANCIAL INSTITUTIONS PARTY HERETO AS LENDERS (each, a “Lender” and collectively, the “Lenders”) and THE HUNTINGTON NATIONAL BANK, a national banking association (“Huntington”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). This Amendment amends and modifies a certain Amended and Restated Credit Agreement (Licensing) dated as of March 31, 2009 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”) by and among Borrowers, the Lenders, the Administrative Agent and Issuing Bank. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
RECITALS:
A. As of March 31, 2009, Borrowers, the Lenders, the Administrative Agent and Issuing Bank executed the Credit Agreement setting forth the terms of certain extensions of credit to the Borrower; and
B. As of March 31, 2009, Borrowers executed and delivered to the Administrative Agent, inter alia, a Revolving Promissory Note (Licensing) in the original principal sum of Two Million Dollars ($2,000,000);
C. As of March 31, 2009, and at various other times, Borrowers executed and delivered to the Administrative Agent, inter alia, one or more Applications and Agreements for Letter of Credit in connection with Issuing Bank’s issuance of Letters of Credit for the account of one or more of the Borrowers; and
D. As of March 31, 2009, the Borrower executed and delivered to the Administrative Agent, inter alia, a Commercial Draw Note (Licensing) note in the original principal sum of Five Million Dollars ($5,000,000); and
E. Borrowers have requested that the Lenders, the Administrative Agent and the Issuing Bank extend the Termination Date in respect of the Revolving Loan and the Revolving Loan Commitment and the Letters of Credit and the Letter of Credit Commitment for one year, and the Draw Loan and the Draw Loan Commitment for sixty days, and amend and modify certain terms and covenants in the Credit Agreement, and Huntington Finance, LLC, in its capacity as the Lender and risk participant and Huntington, in its capacity as the Administrative Agent and the Issuing Bank, is willing to do so upon the terms and subject to the conditions contained herein.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises contained herein, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto for themselves and their successors and assigns do hereby agree, represent and warrant as follows:
1. The definitions of “Draw Loan Commitment” and “Termination Date”, set forth in Section 1.01, “Certain Defined Terms,” of the Credit Agreement are hereby amended to recite as follows:
“Draw Loan Commitment” shall mean, as to any Lender, the lesser of (i) the Commitment of such Lender to make a Draw Loan Advance as set forth on Schedule 1, or (ii) the aggregate fair market value of the Guarantor Collateral, in the case of (A) real Property, multiplied by 70%, and (B) other Property, multiplied by an advance rate satisfactory to the Administrative Agent in its good faith discretion, less in each instance the amount of any prior Mortgage or Lien thereon. The maximum aggregate amount of the Draw Loan Commitments of all Lenders is $4,000,000.
“Termination Date” shall mean (i) in respect of the Revolving Loan and the Revolving Loan Commitment and the Letters of Credit and the Letter of Credit Commitment March 31, 2011, and (ii) in respect of the Draw Loan and the Draw Loan Commitment May 31, 2010, and in each of clause (i) and (ii) above, such earlier date on which this Agreement shall terminate in accordance with the provisions hereof or by operation of law.
2. Section 7.05, “Restricted Payments,” of the Credit Agreement is hereby amended to recite in its entirety as follows:
Section 7.05 Restricted Payments. No Borrower shall make or declare any Restricted Payment without the prior written consent of the Administrative Agent, other than FCMC shall, to the extent permitted by applicable law, no less frequently than semi-annually, within forty-five days after each June 30th and December 31 of each calendar year, make pro-rata dividends, distributions and payments to (i) its shareholders in respect of unpledged Equity Interests and (ii) the administrative agent for the benefit of the lenders under the Legacy Loans Credit Agreement and related loan documents (to the extent of the percentage applicable to the Equity Interests in FCMC pledged to such administrative agent under the Legacy Loan Credit Agreement); provided, however, that no such dividend, distribution or payment shall be made if, after giving effect to the same, a Default or an Event of Default shall exist.
3. Schedule 1, “Commitment of Lenders,” to the Credit Agreement is hereby amended and replaced with the Schedule 1 attached to this Amendment.

4. Conditions of Effectiveness. This Amendment shall become effective as of the Amendment Effective Date, upon satisfaction of all of the following conditions precedent:
(a) The Administrative Agent shall have received execution and delivery of, by all parties signatory thereto, originals, or completion as the case may be, to the satisfaction of the Lender and its counsel, containing such information requested by the Lender and its counsel and reflecting the absence of any material fact or issues and in all respect satisfactory to the Lender, each of the following Loan Documents:
(i)	Three duly executed originals of this Amendment, and

(ii)	One duly executed original Amended and Restate Commercial Draw Note (Licensing) in the amount of $4,000,000;
(b) The Administrative Agent shall have received a fee in respect of this Amendment in the amount of $50,000; and
(c) The representations contained in the immediately following paragraph shall be true and accurate.
5. Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and each Lender as follows: (a) after giving effect to this Amendment, each representation and warranty made by or on behalf of such Borrower in the Credit Agreement and in any other Loan Document is true and correct in all respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to a date prior hereto; (b) the execution, delivery and performance by such Borrower of this Amendment and each other Loan Document have been duly authorized by all requisite corporate or organizational action on the part of such Borrower and will not violate any Requirement of Law applicable to each Borrower; (c) this Amendment has been duly executed and delivered by each Borrower, and each of this Amendment, the Credit Agreement and each other Loan Document as amended hereby constitutes the legal, valid and binding obligation of each Borrower, enforceable against such Borrower in accordance with the terms thereof; and (d) no event has occurred and is continuing, and no condition exists, which would constitute an Event of Default or a Default.
6. Ratification and Reaffirmation. Each Borrower agrees (i) that all the obligations, indebtedness and liabilities of such Borrower to the Administrative Agent and the Lenders under the Credit Agreement are the valid and binding obligations of such Borrower; (ii) that the obligations, indebtedness and liabilities of such Borrower evidenced by each Note executed and delivered by such Borrower are valid and binding without any present right of offset, claim, defense or recoupment of any kind and are hereby ratified and confirmed in all respects; and (iii) that the Liens and security interests granted to the Administrative Agent with respect to the Obligations as security for all obligations and liabilities of such Borrower under the Credit Agreement, each Application and Agreement for Letter of Credit and the Revolving Loan Note are valid and binding and are hereby ratified and confirmed in all respects.

7. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “Amended and Restated Credit Agreement (Licensing),” “Credit Agreement,” “Agreement,” the prefix “herein,” “hereof,” or words of similar import, and each reference in the Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. (b) Except to the extent amended or modified hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain as written originally and in full force and effect in accordance with their respective terms and are hereby ratified and confirmed, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Administrative Agent may have hereunder or thereunder. Nothing in this Amendment shall constitute a novation. The amendments set forth herein shall be limited precisely as provided for herein, and shall not be deemed to be a waiver of, amendment of, consent to or modification of any of the Administrative Agent’s or any Lender’s rights under, or of any other term or provisions of, the Credit Agreement or any other Loan Document, or of any term or provision of any other instrument referred to therein or herein or of any transaction or future action on the part of any Borrower which would require the consent of the Lender.
8. Waiver and Release of All Claims and Defenses. Each Borrower hereby forever waives, relinquishes, discharges and releases all defenses and claims of every kind or nature, whether existing by virtue of state, federal, or local law, by agreement or otherwise, against the Administrative Agent and the Lenders, and all of their successors, assigns, directors, officers, shareholders, agents, employees and attorneys, the Obligations or the Collateral, whether previously or now existing or arising out of or related to any transaction or dealings between the Administrative Agent, any Lender and any Borrower or any of them, which any Borrower may have or may have made at any time up through and including the date of this Amendment, including without limitation, any affirmative defenses, counterclaims, setoffs, deductions or recoupments, by any Borrower, and all of their representatives, successors, assigns, agents, employees, officers, directors and heirs. “Claims” includes all debts, demands, actions, causes of action, suits, dues, sums of money, accounts, bonds, warranties, covenants, contracts, controversies, promises, agreements or obligations of any kind, type or description, and any other claim or demand of any nature whatsoever, whether known or unknown, accrued or unaccrued, disputed or undisputed, liquidated or contingent, in contract, tort, at law or in equity, any of them ever had, claimed to have, now has, or shall or may have. Nothing contained in this Amendment prevents enforcement of this release.
9. No Waiver. Nothing in this Amendment shall be construed to waive, modify, or cure any default or Event of Default that exists or may exist under the Credit Agreement or any other Loan Document.

10. Waiver of Right to Trial by Jury. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS AMENDMENT OR ANY LOAN DOCUMENT, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, and all of which together will constitute one and the same instrument. Receipt by the Administrative Agent of a facsimile copy of an executed signature page hereof will constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
12. Costs and Expenses. Each Borrower agrees to pay on demand in accordance with the terms of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including the reasonable fees and out-of-pocket expenses of the Administrative Agent’s counsel with respect thereto.
13. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.
14. Headings. Section headings in this Amendment are included herein for convenience of reference only and will not constitute a part of this Amendment for any other purpose.
15. Patriot Act Notice. The Administrative Agent hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub.L.10756 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow the Administrative Agent to identify each Borrower in accordance with the Act.
[Signature Page Follows.]

IN WITNESS WHEREOF, the Borrowers, the Administrative Agent, the Lenders and Issuing Bank have hereunto set their hands as of the date first set forth above.

BORROWERS:

FRANKLIN CREDIT MANAGEMENT CORPORATION

By:	/s/ Thomas J. Axon

	Name:	Thomas J. Axon
	Title:	President

FRANKLIN CREDIT HOLDING CORPORATION

By:	/s/ Thomas J. Axon

	Name:	Thomas J. Axon
	Title:	President

ADMINISTRATIVE AGENT AND ISSUING BANK:

THE HUNTINGTON NATIONAL BANK

By:	/s/ David Abshier

	Name:	David Abshier
	Title:	Authorized Signer

LENDER AND RISK PARTICIPANT:

HUNTINGTON FINANCE, LLC

By:	/s/ Donald R. Kimble

	Name:	Donald R. Kimble
	Title:	President
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement (Licensing)

REAFFIRMATION AND CONSENT OF GUARANTORS
Each of the undersigned (individually, a “Guarantor” and collectively, the “Guarantors”), being a guarantor of the indebtedness of FRANKLIN CREDIT MANAGEMENT CORPORATION and FRANKLIN CREDIT HOLDING CORPORATION (each, a “Borrower” and collectively “Borrowers”) to THE FINANCIAL INSTITUTIONS PARTY HERETO AS LENDERS (each, a “Lender” and collectively, the “Lenders”) and THE HUNTINGTON NATIONAL BANK, a national banking association, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”, pursuant to one or more certain guaranty agreements in favor of the Administrative Agent, hereby (i) consents to the terms, conditions and execution of the above Amendment No. 1 to Amended and Restated Credit Agreement (Licensing), (ii) reaffirms each warranty, representation, covenant and agreement made by such Guarantor in one or more guaranty agreements executed and delivered to the Administrative Agent, and (iii) agrees that such Guarantor’s rights and obligations shall be continuing as provided in each such guaranty agreements and that said guaranty agreements shall remain as written originally and continue in full force and effect in all respects, in each case with respect to the Obligations under the Credit Agreement, as amended by Amendment No. 1 to Amended and Restated Credit Agreement (Licensing).

/s/ Thomas J. Axon
Thomas J. Axon

JAMES THOMAS REALTY, LLC, a New York limited liability company
By:	/s/ Thomas J. Axon
Thomas J. Axon, Member

HARRISON STREET REALTY CORP., a New York corporation
By:	/s/ Thomas J. Axon
Thomas J. Axon, President
Signature Page to Amendment No. 1 to Amended and Restated Credit Agreement (Licensing)

Schedule 1
COMMITMENTS OF LENDERS
Letter of Credit Commitment: Huntington Finance, LLC, as risk participant, 100% — $6,500,000, and The Huntington National Bank, as issuing bank.
Draw Loan Commitment: Huntington Finance, LLC, as Lender, 100% — $4,000,000.
Revolving Loan Commitment: Huntington Finance, LLC, as Lender — 100%— $2,000,000.